Notes Payable	12 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 9 – NOTES PAYABLE

Notes payable consisted of bank notes payable of $2,312,556 and $1,517,026 provided by the Company to its suppliers as of September 30, 2021 and 2020, respectively. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payables are generally payable within six months. These short-term notes payables are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of fund at the bank as a guarantee deposit, which is classified on the consolidated balance sheets as restricted cash.